SUBSEQUENT EVENT	9 Months Ended
Sep. 30, 2022
Subsequent Event
SUBSEQUENT EVENT

13.	SUBSEQUENT EVENT

On November 21, 2022, the Company announced a $7 million bridge loan (the “Bridge Loan”) financing from Pinnacle Island LP (the “Lender”). The Bridge Loan financing closed on November 25, 2022 and net proceeds of $6,740,000 were received by the Company (after deducting the commitment fee of $260,000). The Bridge Loan is evidenced by the issuance of a promissory note by the Company to the Lender (the “Promissory Note”). The Promissory Note has a principal amount of $7 million and bears interest at a rate of 10% per annum, calculated monthly and payable on February 22, 2023, being the maturity date of the Promissory Note, provided, however, that the Company may, in its sole discretion, extend the maturity date to March 22, 2023 by providing written notice to the Lender by February 15, 2023.

The obligations of the Company under the Promissory Note are fully and unconditionally guaranteed by each of its existing and future subsidiaries. No assets of the Company were pledged as collateral under the Promissory Notes. The Promissory Note is subject to certain covenants and provisions on events of default, repayments and mandatory prepayments that are customary for a loan of this nature. The Company intends to use the proceeds from the issuance of the Promissory Note to fund the ongoing redevelopment work programs on its Botswana assts and for general corporate purpose.

In connection with the Bridge Loan financing, the Company also issued 119,229 common share purchase warrants to the Lender, each of which is exercisable to acquire one common share of the Company at a price of $2.04 per share until November 25, 2023.